UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 18, 2006

BRAZAURO RESOURCES CORPORATION (Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-21968 (Commission File Number)	76-0195574 (IRS Employer Identification No.)

800 Bering Drive, Suite 208 Houston, TX 77057 (Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (713) 785-1278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

The information in this report (including Exhibit 99.1) is being furnished pursuant to item 8.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

On July 21, 2006, Brazauro Resources Corporation filed a Material Change Report on SEDAR, attaching a press release dated July 18, 2006, in which it announced drill results at Tocantinzinho in Brazil. The Material Change Report is attached hereto as Exhibit 99.1

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number 99.1	Description Material Change Report dated July 21, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZAURO RESOURCES CORPORATION (Registrant) By: /s/ Mark E. Jones, III Mark E. Jones, III Chairman

Dated:   August 3, 2006